SECURITIES AND EXCHANGE COMMISSION


		      WASHINGTON, D.C. 20549


			     FORM 8-K
			  CURRENT REPORT


	      Pursuant to Section 13 or 15(d) of the
		Securities and Exchange Act of 1934



			 SEPTEMBER 9, 1996
	 Date of Report (Date of earliest event reported)


			  SHONEY'S, INC.
      (Exact name of Registrant as specified in its charter)


      TENNESSEE                   0-4377               62-0799798
 (State or other jurisdiction  (Commission           (IRS employer
 of incorporation                file no.)        identification no.)


	 1727 ELM HILL PIKE, NASHVILLE, TENNESSEE  37210
   (Address of principal executive offices, including zip code)


			 (615) 391-5201
       (Registrant's telephone number, including area code)


			 NOT APPLICABLE
   (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     On September 9, 1996, Shoney's, Inc. (the "Company") acquired substantially all of the assets of TPI Enterprises, Inc. ("Enterprises") pursuant to that certain Plan of Tax-Free Reorganization Under Section 368(a)(1)(C) of the Internal Revenue Code and Agreement, dated as of March 15, 1996, as amended by Amendments No. 1, No. 2 and No. 3 (the "Reorganization Agreement"), by and among the Company, TPI Restaurants Acquisition Corporation, a wholly-owned subsidiary of the Company, and Enterprises.

     The assets acquired pursuant to the Reorganization Agreement consisted of 100% of the outstanding capital stock of TPI Restaurants, Inc. ("TPIR"), TPI Insurance, Inc. ("TPII") and TPI Entertainment, Inc. ("TPIE") (TPIR, TPII, TPIE and the subsidiaries of TPIR are collectively referred to as the "Acquired Subsidiaries"), intercompany accounts payable and receivable among Enterprises and its retained subsidiaries and the Acquired
Subsidiaries, and, except as described  below,  all  of  the  cash and cash equivalents of Enterprises and each of Enterprises' subsidiaries. Enterprises retained in the transaction approximately $7,670,000 in cash.

     The consideration paid by the Company in the transaction consisted of the issuance to Enterprises of 6,785,114 shares of the Company's common stock and the assumption by the Company of certain liabilities and obligations of Enterprises. The liabilities assumed by the Company included the Company's payment of indebtedness of Enterprises totaling approximately $42,870,000, the Company's assumption, by Supplemental Indenture, of 8.25% Convertible Subordinated Debentures due 2002 in the aggregate principal amount of $51,563,000, and the Company's issuance of options to purchase approximately 620,000 shares of the Company's common stock in exchange for options outstanding under Enterprises' stock option plans.

     Under the Reorganization Agreement, the number of shares of the Company's common stock issuable to Enterprises in the transaction was 6,612,031, which represented the sum of 5,577,102 (the fixed shares) plus $10,000,000 divided by the average closing price of the Company's common stock for the 10 trading day period ending August 16, 1996 ($9.6625), before certain adjustments. The number of shares was increased by 55,209 shares as a result of the issuance by Enterprises of shares under certain stock compensation plans since November 7, 1995, and by an additional 117,874 shares as a result of a $1,138,956 reduction in the up to $7,500,000 of cash that Enterprises was entitled to retain under the Reorganization Agreement (the "Retained Cash"). Under the Reorganization Agreement, the amount of Retained Cash was limited to 10% of the value of the shares issued to Enterprises in the transaction, based on the closing price of the Company's common stock as of the last trading day before the closing ($9.3750).

     The source of funds for the Company's retirement of Enterprises' indebtedness was the senior secured bridge loan that the Company obtained from Canadian Imperial Bank of Commerce ("CIBC") on May 3, 1996. Concurrently with the closing, the Company borrowed $80,000,000 under that loan. In addition, the Company obtained letters of credit totaling $10,584,006 under the Company's Reducing Revolving Credit Agreement with CIBC, as agent, principally for purposes of replacing Enterprises' letters of credit supporting its insurance activities, which were acquired by the Company in the transaction.

     Prior to the transaction, TPIR was the Company's largest franchisee. By virtue of the transaction, the Company acquired a total of 176 Shoney's restaurants and 67 Captain D's restaurants, increasing the number of Company-owned restaurants in each of those concepts to over 63%.

     The  transaction  was  approved  by shareholders of the Company  at  a
Special  Meeting  of  Shareholders held August  21,  1996.   Information
concerning the material  relationships  between   Enterprises  and  the
Company, its directors, officers and their respective associates, was contained in the Joint Proxy Statement/Prospectus, dated July 22, 1996, that was distributed to shareholders in connection with that special meeting, which Joint Proxy Statement/Prospectus formed a part of the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission ("Commission") on May 21, 1996, as amended by Pre-effective Amendments No. 1 and No. 2 (Registration No. 333-4201)(the "Registration Statement").

Item 7.   Financial Statements and Exhibits

     Financial  statements  of  Enterprises   and   pro   forma   financial
information relating to the transaction described in Item 2 above have been previously filed.

     The following documents are filed as exhibits to the Form 8-K:

Exhibit No. 2.1     Plan   of   Tax-Free   Reorganization   Under   Section
		    368(a)(1)(C)   of   the   Internal   Revenue  Code  and
		    Agreement,  dated as of March 15, 1996,  by  and  among
		    Shoney's,    Inc.,    TPI    Restaurants    Acquisition
		    Corporation, and TPI Enterprises, Inc. (incorporated by reference to Exhibit 2 to the Current Report of Shoney's, Inc. on Form 8-K filed with the Commission on March 20, 1996)

Exhibit No. 2.2     Amendment No. 1, dated June 14, 1996, to the Plan of
		    Tax-Free Reorganization Under Section 368(a)(1)(C) of the Internal Revenue Code and Agreement, dated as of March
		    15, 1996 by and among Shoney's, Inc., TPI Restaurants
		    Acquisition Corporation, and TPI Enterprises,

		    Inc. (incorporated by reference to Exhibit 2.2 of the Quarterly Report of Shoney's, Inc. on Form 10-Q for the quarter ended May 12, 1996, as filed with the Commission on June 25, 1996)

Exhibit No. 2.3     Amendment No. 2, dated July 18, 1996, and Amendment No.3,
		    dated August 21, 1996, to  the  Plan  of  Tax-Free
		    Reorganization   Under   Section  368(a)(1)(C)  of  the
		    Internal Revenue Code and  Agreement, dated as of March
		    15, 1996 by and among Shoney's,  Inc.,  TPI Restaurants
		    Acquisition  Corporation,  and  TPI  Enterprises,  Inc.
		    (filed herewith)

Exhibit No. 4.1     Indenture,  dated as  of  July 15, 1992,  among TPI
		    Enterprises, Inc., TPI Restaurants, Inc., as Guarantor, and NationsBank of Tennessee (now The Bank of New York, as successor trustee), as trustee, relating to 8.25%
		    Convertible Subordinated Debentures due 2002 (incorporated by reference to Exhibit 10(a) of the Current Report on Form
		    8-K of TPI Restaurants, Inc. dated July 29, 1992
		    (Commission File No. 0-12312))

Exhibit No. 4.2     First Supplemental Indenture, dated as of September 9,
		    1996, among TPI Enterprises, Inc., TPI Restaurants, Inc., as Guarantor, The Bank of New York, as trustee, and Shoney's, Inc., relating to 8.25% Convertible Subordinated
		    Debentures due 2002

			    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


			      SHONEY'S, INC.



			      By:
				 Gregory A. Hayes
				 Vice President and Controller

Dated:  September 11, 1996

			   EXHIBIT INDEX


Exhibit No. 2.1     Plan   of   Tax-Free   Reorganization   Under   Section
		    368(a)(1)(C)   of   the   Internal   Revenue  Code  and
		    Agreement,  dated as of March 15, 1996,  by  and  among
		    Shoney's,    Inc.,    TPI    Restaurants    Acquisition
		    Corporation, and TPI Enterprises, Inc., incorporated by reference to Exhibit 2 to the Current Report of Shoney's, Inc. on Form 8-K filed with the Commission on March 20, 1996

Exhibit No. 2.2     Amendment No. 1, dated June 14, 1996, to the Plan of
		    Tax-Free Reorganization Under Section 368(a)(1)(C) of the Internal Revenue Code and Agreement, dated as of March 15, 1996 by and among Shoney's, Inc., TPI
		    Restaurants Acquisition Corporation, and TPI Enterprises,
		    Inc., incorporated by reference to Exhibit 2.2 of the Quarterly Report of Shoney's, Inc. on Form 10-Q for the quarter ended May 12, 1996, as filed with the Commission on June 25, 1996

Exhibit No. 2.3     Amendment No. 2, dated July 18, 1996, and Amendment No. 3,
		    dated August 21, 1996, to  the  Plan  of  Tax-Free
		    Reorganization  Under   Section   368(a)(1)(C)  of  the
		    Internal Revenue Code and Agreement,  dated as of March
		    15,  1996 by and among Shoney's, Inc., TPI  Restaurants
		    Acquisition Corporation, and TPI Enterprises, Inc.

Exhibit No. 4.1     Indenture, dated as of July 15, 1992, among TPI
		    Enterprises, Inc., TPI Restaurants, Inc., as Guarantor, and NationsBank of Tennessee (now The Bank of New York, as successor trustee), as trustee, relating to 8.25%
		    Convertible Subordinated Debentures due 2002, incorporated by reference to Exhibit 10(a) of the Current Report on Form
		    8-K of TPI Restaurants, Inc. dated July 29, 1992
		    (Commission File No. 0-12312)

Exhibit No. 4.2     First Supplemental Indenture, dated as of September 9,
		    1996, among TPI Enterprises, Inc., TPI Restaurants, Inc., as Guarantor, The Bank of New York, as trustee, and Shoney's, Inc., relating to 8.25% Convertible Subordinated
		    Debentures due 2002